UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-21359

Managed Duration Investment Grade Municipal Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end:  July 31

Date of reporting period: August 1, 2014 through January 31, 2015

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/MZF
...YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE
INFORMATION ABOUT THE MANAGED DURATION
INVESTMENT GRADE MUNICIPAL FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/mzf, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices and tax characteristics

Cutwater Investor Services Corp. and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

January 31, 2015

DEAR SHAREHOLDER

We thank you for your investment in Managed Duration Investment Grade Municipal Fund (the “Fund”). This report covers performance for the six-month period ended January 31, 2015.

The Fund’s investment objective is to provide high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Under normal market conditions, the Fund seeks to achieve this objective by investing substantially all of its assets in municipal bonds of investment-grade quality.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended January 31, 2015, the Fund provided a total return based on market price of 5.83% and a total return of 8.71% based on NAV. As of January 31, 2015, the Fund’s last closing market price of $13.96 represented a discount of 10.51% to NAV of $15.60. Past performance is not a guarantee of future results. The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV. The Fund’s NAV performance data reflects fees and expenses of the Fund.

A distribution of $0.0650 was paid in each of the first five months of the period and a distribution of $0.0616 was paid in the final month of the period. The current distribution represents an annualized distribution rate of 5.30% based on the last closing market price of $13.96 on January 31, 2015.

Cutwater Investor Services Corp. (“Cutwater”), a unit of Cutwater Asset Management, serves as the Fund’s Investment Adviser (“Investment Adviser” or “Adviser”). On January 2, 2015, BNY Mellon acquired Cutwater Asset Management. BNY Mellon is a global investments company that delivers investment management and investment services in 35 countries and more than 100 markets. As of December 31, 2014 it had more than $28.5 trillion in assets under custody and/or administration and $1.7 trillion in assets under management through its multi-boutique investment management business. Cutwater Asset Management will work closely with, and be administered by, Insight Investment, a leading European asset manager and one of BNY Mellon’s largest investment firms.

As a result of the acquisition, the Adviser became an indirect wholly-owned subsidiary of BNY Mellon. Under the Investment Company Act of 1940, as amended, the closing of this transaction resulted in the assignment and automatic termination of the Fund's investment advisory agreement with the Adviser (the "Terminated Agreement"). In anticipation of the closing, the Fund's shareholders approved a new investment advisory agreement (the "New Agreement") between the Fund and the Adviser at a special meeting of the shareholders of the Fund held on December 10, 2014. The New Agreement is identical to the Terminated Agreement in all material aspects, except for the dates of its execution and its termination, and became effective as of the closing of the transaction on January 2, 2015.

Guggenheim Funds Distributors, LLC (“GFD”) serves as the Servicing Agent to the Fund. GFD is part of Guggenheim Investments. Guggenheim Investments represents the investment management division of Guggenheim Partners, LLC.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 3

January 31, 2015

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 37 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

To learn more about the Fund’s performance, we encourage you to read the Questions & Answers section of this report, which begins on page 5 of this report. You will find information about how the Fund is managed, what affected the performance of the Fund during the six-month period ended January 31, 2015, and Cutwater’s views on the market environment.

We appreciate your investment, and we look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/mzf.

Sincerely,

Clifford D. Corso
Chief Executive Officer
Managed Duration Investment Grade Municipal Fund
February 28, 2015

4 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS	January 31, 2015

Clifford D. Corso
Chief Executive Officer

Mr. Corso joined Cutwater in 1994, establishing the company's asset management platform and building it into one of the largest fixed income managers in the world. He oversees the investment of over $20 billion in assets, and directs the investment strategies of Cutwater's clients including pension funds, global banks, corporations, Taft Hartley and insurance companies, as well as hundreds of municipalities across the United States. Following BNY Mellon’s acquisition of Cutwater Asset Management in January 2015, Cliff joined the Executive Management Committee of Insight Investment Group. Insight is one of BNY Mellon’s premier investment management boutiques and one of Europe’s leading investment managers. Prior to joining the firm, Mr. Corso served as co-head of a fixed income division at Alliance Capital Management.

Beginning his career in 1984, Mr. Corso has held positions as a credit analyst, restructuring specialist, trader and portfolio manager. He has managed a wide range of fixed income products including corporate, asset-backed, government, mortgage, municipal, credit default swap and derivative securities. Mr. Corso has developed several unique conduit businesses including East-Fleet, a London based vehicle which served several global banks. He was also an early pioneer in the credit derivatives market, developing several investment programs starting in 2000 and expanding this area to create the MINTS funds, one of the most successful CDS funds ever created with over $1.6 billion in notional value under management.

Mr. Corso's analytical skills combine mathematics, game theory, economics, psychology and investment theory. He is a frequent guest host on CNBC's “Squawk Box” and has also lectured on topics from leadership to finance at many leading academic institutions including Columbia University, as well as New York University where he taught a course on financial derivatives.

Mr. Corso holds a Bachelor of Arts (BA) degree in economics from Yale University and a Master of Business Administration (MBA) degree from Columbia University. He holds Series 7, 24, and 63 licenses from the Financial Industry Regulatory Authority (FINRA) and is a member of the Fixed Income Analysts Society and Global Association of Risk Professionals (GARP).

James B. DiChiaro
Portfolio Manager

Mr. DiChiaro joined Cutwater in 1999 and is a director. He currently manages Cutwater’s municipal assets under management (taxable and tax-exempt) and has extensive experience managing money-market portfolios. He constructs and implements portfolio strategies for a diverse client base including insurance companies, separately managed accounts and closed-end bond funds. Mr. DiChiaro began his career at Cutwater working

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 5

QUESTIONS & ANSWERS continued	January 31, 2015

with the conduit group structuring medium-term notes for Meridian Funding Company and performing the treasury role for an MBIA sponsored asset-backed commercial paper conduit, Triple-A One Funding Corporation.

Prior to joining Cutwater he worked for Merrill Lynch supporting their asset-backed securities trading desk. Mr. DiChiaro has a bachelor’s degree from Fordham University and a master’s degree from Pace University.

Matthew J. Bodo
Portfolio Manager

Mr. Bodo joined Cutwater in 2002 and is a vice president in Cutwater’s portfolio management group. He participates in biweekly corporate credit and portfolio strategy meetings and supports the portfolio managers’ implementation of those strategies for Cutwater’s third-party accounts. As part of his daily responsibilities, Mr. Bodo actively manages the local government investment pool portfolios, specializing in high-grade commercial paper, investment grade corporates, U.S. Treasury and instrumentality bonds. Prior to this role, Mr. Bodo served as an investment accountant performing accounting related functions for mutual funds and MBIA insurance portfolios. He has a bachelor’s degree from the State University of New York at Albany.

In the following interview Portfolio Managers Clifford D. Corso, James B. DiChiaro, and Matthew J. Bodo discuss the market environment and the performance of the Managed Duration Investment Grade Municipal Fund (the “Fund”) for the semiannual period ended January 31, 2015.

Please provide an overview of the economy and the municipal market during the six-month period ended January 31, 2015.

U.S. Gross Domestic Product (“GDP”) accelerated further in the second half of 2014, although some viewed the preliminary reading of 2.6% growth in the fourth quarter as a disappointment, given the 5.0% pace of growth in the third quarter. The U.S. added 260,000 jobs per month on average in 2014, alleviating fears of a slowdown in economic growth and validating Cutwater’s checkmark recovery thesis for this economy.

The unemployment rate dropped to 5.7% as of the end of the period, which is below the Federal Reserve’s expectation; however, the Core Personal Consumption Expenditure Index has been increasing at a meager rate, well below the Federal Reserve’s inflation target. The Federal Open Market Committee (“FOMC”) has completed its program of asset purchases, and the lack of inflation may allow the FOMC to take a measured approach in addressing and adjusting monetary policy in the coming year. The market currently anticipates an increase in the benchmark Federal Funds Target Rate as early as mid-2015.

One year ago many market pundits, including Cutwater, expressed concerns about the ability to generate positive total returns in the municipal market when faced with the headwind of rising

6 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued	January 31, 2015

interest rates. Looking back on 2014, the Barclays Municipal Index returned 9.05%. Interest rates today are significantly lower than were projected one year ago, and also aiding returns in 2014 was scant new issue supply. News from high profile issuers such as Puerto Rico, Detroit, and Stockton was mostly negative, and the market quickly realized that municipal bankruptcy can be especially punitive for bond holders given preferential treatment for pensioners. The market shrugged off much of the negative news and honed in on the upward trajectory of the U.S. economy. Consumer spending has improved, wage growth is increasing, and plummeting oil prices could accelerate the growth of the economy.

These developments could benefit municipalities, as higher wages and increased spending will eventually lead to additional tax revenue for states and local governments. The fiscally conservative agenda which many political leaders recently campaigned on is beginning to wane. State and local government revenues are now above pre-recession levels and, with budget gaps diminishing, there will likely be an increase in the issuance of debt used to fund domestic infrastructure projects. This country’s infrastructure is in desperate need of renovation and repair which is largely a function of capital expenditures being postponed while municipalities dealt with declining revenues associated with the recession. These projects include the rebuilding of schools, roads, drinking water facilities, and airports. Although tax receipts have increased, some of the weaker issuers continue to struggle from the years of overpaying employees and offering unaffordable pension benefits.

How did the Fund perform in this market environment?

All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the six-month period ended January 31, 2015, the Fund provided a total return based on market price of 5.83% and a total return of 8.71% based on NAV. As of January 31, 2015, the Fund’s last closing market price of $13.96 represented a discount of 10.51% to NAV of $15.60. As of July 31, 2014, the Fund’s last closing market price of $13.57 represented a discount of 7.81% to NAV of $14.72.

Past performance is not a guarantee of future results. The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV. The Fund’s NAV performance data reflects fees and expenses of the Fund.

A distribution of $0.0650 was paid in each of the first five months of the period and a distribution of $0.0616 was paid in the final month of the period. The distribution at period end represents an annualized distribution rate of 5.30% based on the last closing market price of $13.96 on January 31, 2015.

What stood out about the Fund’s performance for the period?

The NAV of the Fund returned 8.71%, compared with 4.52% for the Barclays Municipal Index. The index’s performance exhibited an investor preference for the long-end of the curve and A-rated and BBB-rated securities.

The Fund maintained a barbelled duration position throughout the period. Although Cutwater had been calling for a bear flattener where short maturity interest rates increase (which had driven it to

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 7

QUESTIONS & ANSWERS continued	January 31, 2015

overweight floating-rate securities during the period), the long (30-year) part of the barbell was the most beneficial for the Fund’s performance throughout the period.

The Fund’s down-in-quality-rated (A and BBB) securities also outperformed their higher quality counterparts. From a sector perspective, healthcare was the top performer, returning over 6% during the period. Lagging the healthcare sector by approximately 100 basis points were corporate-backed industrial development bonds and the transportation sector, both which outperformed the index. So, the Fund’s top sector allocations were beneficial for performance despite scaling risk back during the period.

Security selection was also beneficial to the Fund’s performance during the period. The Fund’s floating-rate securities, although not currently yielding as much as fixed rate securities, saw material price appreciation for a sector with little duration.

Detracting from the Fund’s performance was its shorter duration relative to its benchmark. Interest rates staged an impressive rally during the period (30-year treasury bonds lost nearly 100 basis points in yield) and the Fund’s defensive position toward higher interest rates was negative for performance. Also negative for performance was the Fund’s allocation to high-quality (AAA/AA) credits (even though the allocation was lower than that of the benchmark), as investors flocked to higher-yielding securities in an effort to preserve investment income.

How did the Fund’s positioning change over the period?

Average credit quality improved during the period, with reductions in A-rated securities in favor of double-A rated ones. The impetus for this improvement was tight valuations for lower quality bonds, and the low interest rate environment which encouraged investors to reach for yield, driving credit spreads below historic averages.

Part of the risk reduction strategy included a decrease in exposure to the healthcare sector (from 18.4% to 16.1%), which is predominantly rated A/BBB.

We increased the Fund’s allocation to the power and transportation sectors, which we regard as essential service sectors, and were cheaper on a risk-adjusted basis to the more credit-sensitive sectors of the market. We maintain a positive outlook and have over-weighted the transportation sector as low oil prices and the growing economy bolster business and personal travel (i.e., airports, toll roads).

As for the general obligation (“GO”) sector of the market, we believe that it may be oversold. While municipal bankruptcies have generally not treated bondholders very well, GOs are still a high quality sector with a low incidence of default. There may be select opportunities to increase the Fund’s yield by increasing allocations to the GO sector while improving the Fund’s risk metrics.

Any comment on duration?

We sought to reduce the Fund’s duration during the period. Although this was not beneficial for performance given the significant rate rally, the Fund is well-positioned to outperform the benchmark and the peers once the FOMC tightens monetary policy in the coming year.

8 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued	January 31, 2015

Unfortunately, our initiative to lessen interest rate exposure and reduce risk did cause the distribution rate of the Fund to decrease during the period.

What about the Fund’s investments in bonds issued by Detroit and Puerto Rico?

We tendered the Fund’s investment in the Detroit water and sewer authority during the period. The authority offered a price that was attractive to the Fund’s shareholders.

We also liquidated a Puerto Rico (COFINA) position during the period. These sales-tax-supported bonds were liquidated prior to S&P’s downgrade of the securities to non-investment-grade.

What effect did the Fund’s leverage have on Fund return?

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.

Leverage adds to performance only when the cost of leverage is less than the total return generated by investments. The use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial leverage may cause greater changes in the Fund’s NAV and returns than if financial leverage had not been used.

As of January 31, 2015, the Fund maintained leverage of about 40% in the form of Auction Market Preferred Shares (“AMPS”). Since the Fund’s NAV return was greater than the cost of leverage during the period, leverage was a contributor to the Fund’s total return.

Do you have any other comments on the Fund?

The municipal asset class appears to be attractive relative to some other taxable fixed-income sectors to start 2015. The yield relationship of tax-exempt to taxable bonds with maturities longer than five years is above historic averages and may serve as a buffer against rising rates. The Federal Reserve is expected to tighten monetary policy during the year, and short-term interest rates should move higher driving a further flattening of the yield curve. Careful portfolio construction can help overcome the headwind of rising interest rates through prudent curve positioning.

New issue supply for the coming year is expected to increase modestly but should not rise by more than 10%. Rising interest rates will play a role in the primary market; the lower rates are the more refunding activity that will come to market. Net supply (new issuance minus maturities and called bonds), which had been negative for the last four years, will likely turn slightly positive this year but should not have any meaningful impact on the current supply/demand dynamic.

One theme that is expected to resonate is investors’ preference for debt backed by dedicated revenue streams. The recent bankruptcies in Detroit and Stockton have placed bondholders in a subordinated position to pensioners despite state statute and indenture language. Municipalities cannot be pressured into bankruptcy and, should they choose to file, their creditors cannot force a

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 9

QUESTIONS & ANSWERS continued	January 31, 2015

liquidation, nor are they collateralized by specific assets. There is no mathematic formula in determining the ultimate recovery on a defaulted municipal bond as the assets are valued by the municipality based upon the service they provide to their residents. Revenue bonds have fared far better in bankruptcy and in many instances remain unimpaired. As such they can be regarded as a way of investing in the municipal asset class without being subjected to political decision making. Bonds backed by water and sewer revenues, and sales taxes have dedicated revenue streams that are separate from a municipality’s general fund and should remain uninterrupted during a municipal bankruptcy provided the asset is still performing. We note that bonds in default decreased during 2014 and were a minute portion of the size of the market.

Index Definitions

All indices are unmanaged. It is not possible to invest in an index.

The Barclays Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s Investor Services, Inc., Standard & Poor’s Rating Group, or Fitch Ratings, Inc.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Closed-end funds often trade at a discount to their net asset value. There can be no assurance that the Fund will achieve its investment objectives. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.

Please see guggenheiminvestments.com/mzf for a detailed discussion of the Fund’s risks and considerations.

10 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	January 31, 2015

Fund Statistics
Symbol on New York Stock Exchange	MZF
Initial Offering Date	August 27, 2003
Share Price	$13.96
Net Asset Value	$15.60
Yield on Closing Market Price	5.30%
Taxable Equivalent Yield on Closing Market Price1	9.36%
Monthly Distribution Per Common Share2	$0.0616
Leverage3	40%
Percentage of total investments subject to alternative minimum tax	16.5%
1 Taxable equivalent yield is calculated assuming a 43.4% federal income tax bracket.
2 Monthly distribution is subject to change.
3 As a percentage of total investments.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED JANUARY 31, 2015
	Six Month	One	Three	Five	Ten	Since
	(non-annualized)	Year	Year	Year	Year	Inception
Managed Duration
Investment Grade
Municipal Fund
NAV	8.71%	18.34%	7.33%	9.21%	6.51%	6.60%
Market	5.83%	14.88%	3.08%	7.80%	6.77%	5.55%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV total returns reflect fees and expenses of the Fund. For the most recent month-end performance figures, please visit guggenheiminvestments.com/mzf. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 11

FUND SUMMARY (Unaudited) continued	January 31, 2015

12 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited)	January 31, 2015

	Shares	Value
SHORT TERM INVESTMENTS† – 0.7%
JPMorgan Tax Free Money Market	694,500	$ 694,500
Total Short Term Investments
(Cost $694,500)		694,500

	Face
	Amount	Value
MUNICIPAL BONDS†† – 161.3%
California – 17.7%
Sacramento County Sanitation Districts Financing Authority, (AGC-ICC FGIC)
0.69% due 12/01/351	$ 3,500,000	3,165,470
Los Angeles Unified School District
5.00% due 01/01/34	2,525,000	2,887,817
City of Chula Vista CA, AMT
5.50% due 12/01/21	2,500,000	2,558,825
California Statewide Communities Development Authority
0.95% due 04/01/361	2,500,000	2,146,300
California Health Facilities Financing Authority
5.88% due 08/15/31	1,500,000	1,830,105
San Bernardino City Unified School District, (AGM)
5.00% due 08/01/28	1,000,000	1,185,160
California Pollution Control Financing Authority, AMT
5.00% due 07/01/302	1,000,000	1,125,580
Los Angeles County Public Works Financing Authority
4.00% due 08/01/42	1,000,000	1,054,280
San Diego Unified School District General Obligation Unlimited
0.00% due 07/01/383	3,145,000	1,032,220
Bay Area Toll Authority
1.27% due 04/01/361	1,000,000	1,021,040
Desert Community College District General Obligation Unlimited, (AGM)
0.00% due 08/01/463	3,750,000	717,825
Total California		18,724,622
New York – 14.0%
New York State Dormitory Authority Revenue Bonds
5.00% due 03/15/44	4,000,000	4,685,881
New York City Water & Sewer System Revenue Bonds
5.00% due 06/15/45	1,930,000	2,209,329
5.00% due 06/15/47	1,000,000	1,152,000
Metropolitan Transportation Authority
5.00% due 11/15/43	2,000,000	2,316,720
New York State Dormitory Authority
5.00% due 07/01/32	1,000,000	1,112,280
5.25% due 07/01/174	600,000	653,634
Suffolk County Industrial Development Agency, AMT
5.25% due 06/01/27	1,500,000	1,503,015

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2015

	Face
	Amount	Value
MUNICIPAL BONDS†† – 161.3% (continued)
New York – 14.0% (continued)
Troy Industrial Development Authority
5.00% due 09/01/31	$ 1,000,000	$ 1,144,820
Total New York		14,777,679
Texas – 13.6%
Matagorda County Navigation District No. 1, AMT, (AMBAC)
5.13% due 11/01/28	2,515,000	2,970,366
Lower Colorado River Authority Revenue Bonds
6.25% due 05/15/28	1,995,000	2,315,297
6.25% due 05/15/184	5,000	5,900
Tarrant County Cultural Education Facilities Finance Corp.
5.00% due 10/01/43	2,000,000	2,283,280
North Texas Tollway Authority
5.63% due 01/01/33	2,000,000	2,229,040
San Leanna Educational Facilities Corp.
5.13% due 06/01/36	2,100,000	2,205,693
Fort Bend County Industrial Development Corp.
4.75% due 11/01/42	1,000,000	1,061,080
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
5.75% due 07/01/18	480,000	531,619
5.75% due 07/01/164	150,000	153,645
North Texas Tollway Authority Revenue Bonds
5.00% due 01/01/24	500,000	615,415
Total Texas		14,371,335
Illinois – 11.6%
Metropolitan Pier & Exposition Authority
5.00% due 06/15/42	2,000,000	2,230,280
Illinois Finance Authority, Roosevelt University Revenue
5.50% due 04/01/37	2,000,000	2,062,160
City of Chicago IL O’Hare International Airport Revenue
5.50% due 01/01/31	1,750,000	2,055,568
State of Illinois, General Obligation
5.00% due 03/01/28	2,000,000	2,006,960
Illinois Finance Authority, Rush University Medical Center Revenue
6.38% due 05/01/194	1,000,000	1,225,930
Railsplitter Tobacco Settlement Authority
6.00% due 06/01/28	1,000,000	1,196,430
Chicago Board of Education, General Obligation
5.00% due 12/01/41	1,000,000	1,051,840
Illinois Housing Development Authority, AMT
5.00% due 08/01/36	555,000	557,808
Total Illinois		12,386,976

See notes to financial statements.

14 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2015

	Face
	Amount	Value
MUNICIPAL BONDS†† – 161.3% (continued)
Florida – 11.5%
Miami-Dade County Educational Facilities Authority
5.00% due 04/01/42	$ 2,000,000	$ 2,261,220
County of Miami-Dade FL, Aviation Revenue, AMT, (CIFG)
5.00% due 10/01/38	2,200,000	2,257,728
Miami-Dade County School Board Foundation, Inc., (Assured Gty)
5.38% due 02/01/34	1,500,000	1,709,385
JEA Water & Sewer System Revenue
4.00% due 10/01/41	1,500,000	1,524,930
Town of Davie FL
6.00% due 04/01/42	1,000,000	1,173,710
Tampa-Hillsborough County Expressway Authority
5.00% due 07/01/42	1,000,000	1,131,240
County of Broward FL, AMT, (AGM)
5.00% due 04/01/38	1,000,000	1,126,780
Seminole Indian Tribe of Florida
5.25% due 10/01/272	1,000,000	1,064,420
Total Florida		12,249,413
Louisiana – 9.6%
Louisiana Local Government Environmental Facilities & Community
Development Authority
6.75% due 11/01/32	3,000,000	3,407,520
State of Louisiana Gasoline & Fuels Tax Revenue
5.00% due 05/01/43	1,600,000	1,853,568
Parish of St John the Baptist LA
5.13% due 06/01/37	1,500,000	1,586,250
East Baton Rouge Sewerage Commission
5.25% due 02/01/194	1,000,000	1,173,190
Louisiana Public Facilities Authority, Hospital Revenue
5.25% due 11/01/30	1,000,000	1,164,720
Parish of DeSoto LA, AMT
5.85% due 11/01/27	1,000,000	1,001,020
Total Louisiana		10,186,268
New Jersey – 8.1%
New Jersey Economic Development Authority
1.62% due 03/01/281	3,000,000	2,993,700
5.00% due 07/01/32	500,000	473,805
New Jersey Transportation Trust Fund Authority
5.00% due 06/15/42	3,000,000	3,283,650
New Jersey Health Care Facilities Financing Authority
5.75% due 07/01/194	1,500,000	1,809,390
Total New Jersey		8,560,545

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2015

	Face
	Amount	Value
MUNICIPAL BONDS†† – 161.3% (continued)
Pennsylvania – 7.5%
Pennsylvania Higher Educational Facilities Authority
6.00% due 08/15/26	$ 1,000,000	$ 1,164,300
5.00% due 05/01/37	1,000,000	1,051,950
Delaware River Port Authority
5.00% due 01/01/27	1,500,000	1,716,585
City of Philadelphia PA, General Obligation, (Assured Gty)
5.38% due 08/01/30	1,110,000	1,288,821
City of Philadelphia PA, General Obligation
5.88% due 08/01/31	1,100,000	1,182,104
County of Lehigh PA
4.00% due 07/01/43	1,000,000	1,038,310
State Public School Building Authority Revenue Bonds
5.00% due 04/01/32	500,000	556,135
Total Pennsylvania		7,998,205
Arizona – 7.3%
Arizona Health Facilities Authority Revenue Bonds
0.98% due 01/01/371	3,500,000	3,140,235
Arizona Health Facilities Authority
1.87% due 02/01/481	2,000,000	2,027,400
Glendale Municipal Property Corp.
5.00% due 07/01/33	1,250,000	1,426,700
Phoenix Industrial Development Authority
5.25% due 06/01/34	1,000,000	1,138,470
Total Arizona		7,732,805
Massachusetts – 5.8%
Massachusetts Educational Financing Authority, AMT
4.70% due 07/01/26	1,235,000	1,350,510
5.38% due 07/01/25	860,000	988,518
Commonwealth of Massachusetts, General Obligation
0.74% due 05/01/371	1,800,000	1,719,216
Massachusetts Health & Educational Facilities Authority
6.25% due 07/01/30	1,000,000	1,179,380
Massachusetts Housing Finance Agency
5.10% due 12/01/27	950,000	978,681
Total Massachusetts		6,216,305
Connecticut – 4.6%
City of Bridgeport Connecticut General Obligation Unlimited, (AGM)
5.00% due 10/01/25	2,535,000	3,092,776
Connecticut Housing Finance Authority
4.00% due 11/15/34	1,750,000	1,806,893
Total Connecticut		4,899,669

See notes to financial statements.

16 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2015

	Face
	Amount	Value
MUNICIPAL BONDS†† – 161.3% (continued)
Iowa – 4.5%
Iowa Tobacco Settlement Authority
5.60% due 06/01/34	$ 2,000,000	$ 1,906,820
Iowa Higher Education Loan Authority
5.50% due 09/01/25	1,500,000	1,623,855
Iowa Finance Authority
5.00% due 08/15/29	1,090,000	1,267,855
Total Iowa		4,798,530
Wyoming – 3.9%
County of Sweetwater WY, AMT
5.60% due 12/01/355	4,000,000	4,056,720
Washington – 3.3%
Tes Properties Revenue Bonds
5.63% due 12/01/38	1,000,000	1,176,230
Washington Higher Education Facilities Authority
5.25% due 04/01/43	1,000,000	1,150,780
Spokane Public Facilities District
5.00% due 12/01/38	1,000,000	1,144,740
Total Washington		3,471,750
Ohio – 3.2%
American Municipal Power, Fremont Energy Center
5.00% due 02/15/42	2,000,000	2,249,140
Ohio Air Quality Development Authority
5.63% due 06/01/18	1,000,000	1,121,160
Total Ohio		3,370,300
Tennessee – 3.1%
Knox County Health Educational & Housing Facility Board
5.25% due 04/01/27	2,500,000	2,691,100
Metropolitan Nashville Airport Authority
5.20% due 07/01/26	620,000	676,612
Total Tennessee		3,367,712
Michigan – 2.7%
Michigan Finance Authority, Revenue
5.00% due 12/01/31	1,000,000	1,175,820
Michigan Finance Authority Revenue Bonds
5.00% due 07/01/44	1,030,000	1,137,264
Detroit Wayne County Stadium Authority Revenue Bonds, (AGM)
5.00% due 10/01/26	500,000	566,485
Total Michigan		2,879,569

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2015

	Face
	Amount	Value
MUNICIPAL BONDS†† – 161.3% (continued)
Vermont – 2.7%
Vermont Student Assistance Corp.
3.25% due 12/03/351,5	$ 2,800,000	$ 2,821,420
Wisconsin – 2.4%
Wisconsin Health & Educational Facilities Authority
5.00% due 11/15/36	1,250,000	1,335,475
WPPI Energy
5.00% due 07/01/37	1,000,000	1,150,040
Total Wisconsin		2,485,515
Colorado – 2.2%
City & County of Denver CO Airport System Revenue
5.00% due 11/15/43	1,000,000	1,155,840
Colorado Health Facilities Authority
5.25% due 01/01/45	1,000,000	1,145,210
Total Colorado		2,301,050
Kentucky – 2.1%
Kentucky Economic Development Finance Authority
5.63% due 08/15/27	1,000,000	1,149,890
County of Owen KY, Waterworks System Revenue
5.63% due 09/01/39	1,000,000	1,105,560
Total Kentucky		2,255,450
South Carolina – 2.0%
South Carolina State Public Service Authority
5.00% due 12/01/48	1,000,000	1,144,010
County of Georgetown SC, AMT
5.30% due 03/01/28	1,000,000	1,001,000
Total South Carolina		2,145,010
District of Columbia – 1.9%
District of Columbia Housing Finance Agency, AMT, (FHA)
5.10% due 06/01/37	2,000,000	2,043,800
Alaska – 1.9%
City of Anchorage Alaska Electric Revenue Revenue Bonds
5.00% due 12/01/41	1,000,000	1,167,200
Alaska Municipal Bond Bank Authority
5.75% due 09/01/33	750,000	876,525
Total Alaska		2,043,725
Delaware – 1.6%
Delaware State Economic Development Authority
5.40% due 02/01/31	1,500,000	1,706,235

See notes to financial statements.

18 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2015

	Face
	Amount	Value
MUNICIPAL BONDS†† – 161.3% (continued)
Nevada – 1.6%
Las Vegas Valley Water District
5.00% due 06/01/31	$ 1,435,000	$ 1,703,603
Minnesota – 1.4%
St Paul Port Authority, AMT
4.50% due 10/01/37	1,500,000	1,517,370
Rhode Island – 1.4%
Rhode Island Convention Center Authority, (Assured Gty)
5.50% due 05/15/27	1,300,000	1,503,086
Virginia – 1.4%
Washington County Industrial Development Authority
7.50% due 07/01/29	1,250,000	1,489,013
Hawaii – 1.1%
Hawaii Pacific Health
5.63% due 07/01/30	1,000,000	1,201,400
Mississippi – 1.1%
County of Warren MS
6.50% due 09/01/32	1,000,000	1,159,370
Indiana – 1.1%
Indiana Finance Authority
6.00% due 12/01/26	1,000,000	1,132,380
Oklahoma – 1.1%
Oklahoma Development Finance Authority
5.00% due 02/15/34	1,000,000	1,132,010
New Hampshire – 1.0%
New Hampshire Health & Education Facilities Authority
5.00% due 01/01/34	1,000,000	1,063,530
Alabama – 0.8%
Courtland Industrial Development Board
6.25% due 08/01/25	845,000	848,422
Maryland – 0.5%
Maryland Economic Development Corp.
5.75% due 09/01/25	500,000	559,470
Total Municipal Bonds
(Cost $155,465,905)		171,160,262

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2015

	Face
	Amount	Value
PREFERRED STOCKS†† – 1.9%
Centerline Equity Issuer Trust
5.75% due 05/15/152	$ 2,000,000	$ 2,016,940
Total Preferred Stocks
(Cost $2,000,000)		2,016,940
Total Investments – 163.9%
(Cost $158,160,405)		$173,871,702
Other Assets & Liabilities, net – (63.9)%		(67,763,117)
Total Net Assets – 100.0%		$106,108,585

†	Value determined based on Level 1 inputs — See Note 2.
††	Value determined based on Level 2 inputs — See Note 2.
1	Variable rate security. Rate indicated is rate effective at January 31, 2015.
2	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2)
securities is $4,206,940 (cost $4,038,664), or 4.0% of total net assets.
3	Zero coupon rate security.
4	The bond is prerefunded. U.S. government or U.S. government agency securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date and price indicated
under the Optional Call Provisions.
5	All or a portion of these securities have been physically segregated as collateral for borrowings outstanding, of which there were none as of year end. As of January 31, 2015, the total amount segregated was $6,878,140.

See notes to financial statements.

20 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	January 31, 2015

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 21

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	January 31, 2015

ASSETS:
Investments, at value	$173,871,702
Receivables:
Interest	1,824,426
Other assets	13,892
Total assets	175,710,020
LIABILITIES:
Payable for:
Investment advisory fee	44,477
Servicing agent fee	29,612
Distributions – preferred shareholders	18,620
Administration fee	3,687
Accrued expenses and other liabilities	55,039
Total liabilities	151,435
PREFERRED SHARES, at redemption value:
$0.001 par value per share; 2,778 Auction Market Preferred Shares authorized,
issued and outstanding at $25,000 per share liquidated preference	69,450,000
NET ASSETS	$106,108,585
NET ASSETS CONSIST OF:
Common stock, $0.001 par value per share; unlimited number of shares
authorized, 6,800,476 shares issued and outstanding	$6,800
Additional paid-in capital	95,359,485
Net unrealized appreciation on investments	15,711,297
Accumulated net investment loss	(41,744)
Accumulated net realized loss on investments	(4,927,253)
NET ASSETS	$106,108,585
Shares outstanding ($0.01 par value with unlimited amount authorized)	6,800,476
Net asset value, offering price and repurchase price per share	$15.60
Investments in securities, at cost	158,160,405

See notes to financial statements.

22 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS	January 31, 2015

For the Six Months Ended January 31, 2015 (Unaudited)

INVESTMENT INCOME:
Interest	$3,775,199
EXPENSES:
Management fees	338,531
Servicing fee	225,688
Auction agent fees – preferred shares	60,100
Professional fee	59,103
Fund accounting	34,309
Administration fee	23,871
Trustee fees	23,368
Printing	17,195
NYSE listing fee	11,960
Transfer agent	10,013
Custodian fee	4,568
Insurance	4,381
Line of credit fee	224
Other fees	3,211
Total expenses	816,522
Management fees waived	(78,123)
Servicing fee waived	(52,082)
Net expenses	686,317
Net investment income	3,088,882
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(84,062)
Net change in unrealized appreciation (depreciation) on:
Investments	6,088,592
Net realized and unrealized gain	6,004,530
Distributions to Auction Market Preferred Shareholders from
Net Investment Income	(481,185)
Net increase in net assets resulting from operations	$8,612,227

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 23

STATEMENTS OF CHANGES IN NET ASSETS	January 31, 2015

	Period Ended
	January 31, 2015	Year Ended
	(Unaudited)	July 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,088,882	$6,494,435
Net realized (loss) gain on investments	(84,062)	273,476
Net change in unrealized appreciation on investments	6,088,592	7,409,664
Net increase in net assets resulting from operations	9,093,412	14,177,575
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
Net investment income	(481,185)	(886,027)
Net increase in net assets applicable to common shareholders
resulting from operations	8,612,227	13,291,548
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,629,064)	(5,739,602)
Net increase in net assets	5,983,163	7,551,946
NET ASSETS:
Beginning of period	100,125,422	92,573,476
End of period	$106,108,585	$100,125,422
Distributions in excess of net investment income	$(41,744)	$(20,377)

See notes to financial statements.

24 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	January 31, 2015

	For the Period Ended January 31, 2015 (Unaudited)		Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010
Per Share Data:
Net asset value, beginning of period	$14.72		$13.61	$15.41	$14.02	$14.40	$12.73
Income from investment operations:
Net investment income(a)	0.45		0.95	1.02	1.09	1.12	1.06
Net gain (loss) on investments (realized and unrealized)	0.89		1.13	(1.74)	1.43	(0.36)	1.72
Distributions to preferred shareholders from net investment income (common share equivalent basis)	(0.07)		(0.13)	(0.14)	(0.14)	(0.15)	(0.14)
Total from investment operations	1.27		1.95	(0.86)	2.38	0.61	2.64
Less distributions from:
Net investment income	(0.39)		(0.84)	(0.94)	(0.99)	(0.99)	(0.97)
Net asset value, end of period	$15.60		$14.72	$13.61	$15.41	$14.02	$14.40
Market Value, end of period	$13.96		$13.57	$12.46	$16.21	$13.48	$14.53
Total Return(b)
Net asset value	8.71%		14.87%	(6.01%)	17.50%	4.57%	21.21%
Market value	5.83%		16.29%	(18.13%)	28.56%	(0.32%)	31.45%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$106,109		$100,125	$92,573	$104,622	$94,913	$97,190
Preferred shares, at redemption value ($25,000 per share liquidation preference) (thousands)	$69,450		$69,450	$69,450	$69,450	$69,450	$69,450
Preferred shares asset coverage per share	$63,196		$61,042	$58,324	$62,661	$59,166	$59,986
Ratio to average net assets of:
Net investment income(c)	5.96	%(f)	6.86%	6.70%	7.38%	8.09%	7.68%
Expenses (including interest expense and net of fee waivers) (c) (d)	1.33	%(f)	1.40%	1.33%	1.36%	1.46%	1.35%
Expenses (including interest expense and excluding fee waivers) (c) (d)	1.58	%(f)	1.66%	1.58%	1.62%	1.72%	1.69%
Portfolio turnover rate(e)	6%		15%	23%	15%	8%	6%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Calculated on the basis of income and expense applicable to both common and preferred shares relative to average net assets of common shareholders.
(d)	The impact of interest expense is less than 0.01%.
(e)	Portfolio turnover is not annualized for periods less than one year.
(f)	Annualized.

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 25

NOTES TO FINANCIAL STATEMENTS (Unaudited)	January 31, 2015

Note 1 – Organization:

The Managed Duration Investment Grade Municipal Fund (the “Fund”) was organized as a Delaware statutory trust on May 20, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to provide its common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Prior to commencing operations on August 27, 2003, the Fund had no operations other than matters relating to its organization and registration and the sale and issuance of 6,981 common shares of beneficial interest to MBIA Capital Management Corp. (now known as Cutwater Investor Services Corp.).

Note 2 – Accounting Policies:

The preparation of financial statements in accordance with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, while the Board retains responsibility for the valuation process, the Board has delegated to Cutwater’s valuation committee (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

The municipal bonds and preferred shares in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board.

Investments for which market quotations are not readily available are fair valued as determined in good faith by Cutwater Investor Services Corp. (the “Adviser”), pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an

26 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	January 31, 2015

analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. Money market funds are valued at net asset value. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs as described above. The Fund did not have any Level 3 securities during the period ended January 31, 2015.

Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of January 31, 2015:

Valuations	Level 1	Level 2	Level 3	Total
Description
Assets:
Municipal Bonds	$–	$171,160,262	$–	$171,160,262
Preferred Shares	–	2,016,940	–	2,016,940
Money Market	694,500	–	–	694,500
Total	$694,500	$173,177,202	$–	$173,871,702

There were no transfers between levels for the six months ended January 31, 2015.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income, including the amortization of premiums and accretion of discount, is accrued daily.

(c) Dividends and Distributions

The Fund declares and pays on a monthly basis dividends from net investment income to common shareholders. Distributions of net realized capital gains, if any, will be paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 6.

(d) Inverse Floating Rate Investments and Floating Rate Note Obligations

Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a predetermined interest rate index. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, the holder of these inverse floating rate instruments retain all credit

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	January 31, 2015

and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer trust. For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis. The Fund did not invest in inverse floating rate securities during the period ended January 31, 2015.

Note 3 – Agreements:

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Adviser and the Fund, the Adviser is responsible for the daily management of the Fund’s portfolio, which includes buying and selling securities for the Fund, as well as investment research, subject to the direction of the Fund’s Board of Trustees. The Adviser is a subsidiary of Cutwater Holdings, LLC which, in turn, is a wholly-owned subsidiary of MBIA, Inc. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services at the annual rate of 0.39% of the sum of the Fund’s average daily managed assets. (“Managed Assets” represent the Fund’s total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage.) The Adviser contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of 0.09% of the Fund’s average daily Managed Assets.

On January 2, 2015, BNY Mellon acquired Cutwater Asset Management. As a result of this acquisition, the Adviser became an indirect wholly-owned subsidiary of BNY Mellon. Under the Investment Company Act of 1940, as amended, this transaction resulted in the assignment and automatic termination of the Fund’s investment advisory agreement with the Adviser (the “Terminated Agreement”). In anticipation of the closing of the transaction, the Fund’s shareholders approved a new investment advisory agreement (the “New Agreement”) between the Fund and the Adviser at a special meeting of the shareholders of the Fund held on December 10, 2014. The New Agreement is identical to the Terminated Agreement in all material respects, except for the dates of its execution and its termination, and became effective as of the closing of the transaction on January 2, 2015.

Pursuant to a Servicing Agreement, Guggenheim Funds Distributors, LLC (the “Servicing Agent”) acts as servicing agent to the Fund. The Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, in an amount equal to 0.26% of the average daily value of the Fund’s Managed Assets. The Servicing Agent contractually agreed to waive a portion of the servicing fee it is entitled to receive from the Fund at the annual rate of 0.06% of the average daily value of the Fund’s Managed Assets.

28 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	January 31, 2015

Rydex Fund Services, LLC (“RFS”), an affiliate of the Servicing Agent, provides fund administration services to the Fund. As compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent and auction agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund. As auction agent, BNY is responsible for conducting the auction of the preferred shares.

Certain officers and/or trustees of the Fund are officers and/or directors of the Adviser and the Servicing Agent. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for US federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments as of January 31, 2015, is as follows:

Net Tax
	Gross Tax	Gross	Unrealized
Cost of Investments	Unrealized	Tax Unrealized	Appreciation
for Tax Purposes	Appreciation	Depreciation	on Investments
$158,193,615	$15,766,668	$(88,581)	$15,678,087

The difference between book and tax basis cost of investments is due to book/tax differences on the recognition of partnership/trust income.

As of July 31, 2014 (the most recent fiscal year end for federal income tax purposes), the components of accumulated earnings/(losses) on a tax basis were as follows:

	Undistributed		Accumulated		Other
	Tax-Exempt	Undistributed	Capital	Unrealized	Temporary
	Income	Ordinary Income	and Other Losses	Appreciation	Differences
2014	$59,450	$ –	$(4,858,333)	$9,589,495	$(31,475)

The cumulative timing differences under tax basis accumulated capital and other losses as of July 31, 2014 are due to investments in partnerships/trusts.

As of July 31, 2014 (the most recent fiscal year end for federal income tax purposes), the Fund had a capital loss carryforward of $4,772,269 available to offset possible future capital gains. For the year

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	January 31, 2015

ended July 31, 2014, $864,502 of the capital loss carryforward was utilized or expired. The $4,772,269 capital loss carryforward is set to expire on July 31, 2017. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010, must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010, therefore, under certain circumstances, capital loss carryforwards available as of the report date may expire unused.

Distributions paid to common and preferred shareholders during the tax year ended July 31, 2014 (the most recent fiscal year end for federal income tax purposes), were characterized as follows:

	Tax-exempt	Ordinary	Total
	income	income	distributions
2014	$6,510,284	$115,345	$6,625,629

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those years that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:

Purchases and sales of investment securities, excluding short-term investments, for the period ended January 31, 2015, aggregated $10,270,054 and $10,218,384, respectively.

Note 6 – Capital:

There are an unlimited number of $.001 par value common shares of beneficial interest authorized and 6,800,476 common shares outstanding at January 31, 2015.

In connection with the Fund’s dividend reinvestment plan, the Fund did not issue any shares during the six months ended January 31, 2015, or the year ended July 31, 2014.

On October 27, 2003, the Fund issued 1,389 shares of Auction Market Preferred Shares (“AMPS”), Series M7 and 1,389 shares of AMPS, Series W28. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends. As of January 31, 2015, the Fund had 1,389 shares each of AMPS, Series M7 and W28, outstanding. Dividends on the preferred shares are cumulative at a rate that is set by auction procedures. Distributions of net realized capital gains, if any, are made annually.

The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since mid-February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS.

30 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	January 31, 2015

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the higher of LIBOR or 90% of the taxable equivalent of the short-term municipal bond rate. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 125% or the reference rate plus 1.25%.

Management will continue to monitor events in the marketplace and continue to evaluate the Fund’s leverage as well as any alternative that may be available.

The range of dividend rates on the Fund’s AMPS for the period ended January 31, 2015, were as follows:

				Next
Series	Low	High	At 1/31/15	Auction Date
M7	1.369%	1.387%	1.387%	2/2/15
W28	1.368%	1.386%	1.386%	2/18/15

The Fund is subject to certain limitations and restrictions while the AMPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at their liquidation value plus any accrued dividends.

On April 1, 2014, Standard & Poor’s Ratings Services (“S&P”) notified the Servicing Agent and Cutwater that S&P downgraded the Fund’s AMPS from ‘AAA’ to ‘AA’.

The Fund’s AMPS, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Fund’s AMPS.

Note 7 – Borrowings:

The Fund has an uncommitted $2,000,000 line of credit with BNY. Interest on the amount borrowed is based on the Federal Funds Rate plus a spread on outstanding balances. At January 31, 2015, there was a $0 balance in connection with the Fund’s uncommitted line of credit. The average daily amount of borrowings during the six months ended January 31, 2015, was $50,951 with a related weighted average interest rate of 0.86%. The maximum amount outstanding during the six months ended January 31, 2015, was $825,000.

Note 8 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	January 31, 2015

Note 9 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

Distribution Declarations – Common Shareholders

The Fund has declared the following distributions to common shareholders:

Rate Per	Declaration	Ex-Dividend	Record	Payable
Share	Date	Date	Date	Date
$0.0616	2/02/15	2/11/15	2/13/15	2/27/15
$0.0616	3/02/15	3/11/15	3/13/15	3/31/15

32 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	January 31, 2015

Results of Shareholder Votes

A Special Meeting of Shareholders of Managed Duration Investment Grade Municipal Fund (the “Fund”) was held on December 10, 2014. Shareholders voted on the approval of a new Investment Advisory Agreement between the Fund and Cutwater Investor Services Corp.

With regards to the approval of the new Investment Advisory Agreement between the Fund and Cutwater Investor Services Corp.:

Total Shares Voted	# of Shares Voted For	# of Shares Voted Against
3,494,648	3,203,716	57,692

Trustees
The Trustees of the Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustees
Independent Trustees:
Randall C. Barnes (1951)	Trustee and Chairman of the Audit Committee	Since 2006	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	91	Current: Trustee, Purpose Investments, Inc. (2014-present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2003	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	93	Current: Edward-Elmhurst Healthcare System (2012-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2003	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	90	Former: Bennett Group of Funds (2011-2013).

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 33

SUPPLEMENTAL INFORMATION (Unaudited) (continued)	January 31, 2015

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustees
Interested Trustees:
Donald C. Cacciapaglia† (1951)	Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	221	Current: Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).
Clifford D. Corso†† 113 King Street Armonk, NY 10504 (1961)	Trustee, Chief Executive Officer and President	Since 2003	Executive Vice President & Chief Investment Officer (2008-present), Vice President (2004-2008), MBIA Inc. Chief Executive Officer & Chief Investment Officer (2010-present), President (2004-2010), Managing Director (2000-2004), Cutwater Holdings, LLC. Chief Executive Officer & Chief Investment Officer (2010-present), President and Investment Officer (2000-2010), Cutwater Asset Management Corp.	1	None

*	The business address of each Trustee unless otherwise noted is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
-Mr. Donald Cacciapaglia is a Class II Trustee. A Class II Trustee is expected to stand for re-election at the Fund’s annual meeting of shareholders to be held in 2015.
-Messrs. Barnes and Corso are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders to be held in 2016.

-Due to the fact that there was not a quorum at the 2014 shareholder meetings, Mr. Nyberg, as a holdover Class I Trustee, and Mr. Toupin, as a holdover Class II Trustee, are expected to stand for re-election at the Fund’s annual meeting of shareholders to be held in 2015.

***
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of his position as an officer of Guggenheim Funds Distributors, LLC, the Fund’s Servicing Agent and certain of its affiliates.

††
Mr. Clifford D. Corso is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of his position as an officer of Cutwater Investor Services Corp., the Fund’s Investment Adviser.

34 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) (continued)	January 31, 2015

Officers

The Officers, of the Managed Duration Investment Grade Municipal Fund, who are not trustees, and their principal occupations during the past five years:

Position(s)
	held	Term of Office**
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served	Principal Occupations During Past Five Years
Officers:
Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2008	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present).

Former: Senior Manager, Ernst & Young LLP (1999-2005).
James M. Howley (1972)	Assistant Treasurer	Since 2006	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).Amy J. Lee
Amy J. Lee (1961)	Chief Legal Officer	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).
Mark E. Mathiasen (1978)	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 35

SUPPLEMENTAL INFORMATION (Unaudited) (continued)	January 31, 2015

Position(s)
	held	Term of Office**
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served	Principal Occupations During Past Five Years
Officers continued:
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2011
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

36 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	January 31, 2015

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by Computershare Shareowner Services LLC (“the Plan Administrator”), as agent for shareholders in administering the Plan (the “Plan Agent”), in additional common shares of the Fund. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Plan Administrator, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the payment date, provided that, if the net asset value per share is less than or equal to 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date. If on the dividend payment date the net asset value per share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

If, before the Plan Agent has completed its open-market purchases, the market price of the common shares exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date; provided that, if the net asset value per share is less than 95% of the

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 37

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	January 31, 2015

market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All questions and correspondence concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: (866) 488-3559.

38 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

BOARD CONSIDERATIONS IN APPROVING THE INTERIM ADVISORY
AGREEMENT AND THE NEW ADVISORY AGREEMENT	January 31, 2015

At an in-person meeting on October 28, 2014, the Board of Trustees, including the Independent Trustees, met with representatives of the Adviser, BNY Mellon and Insight to consider the approval of the Interim Advisory Agreement and the New Advisory Agreement. Representatives of Guggenheim Fund Distributors, LLC ("GFD") also attended the meeting. In advance of the meeting, the Board requested and received materials from the Cutwater Investor Services Corp. (the "Adviser"), Insight Investment Management Limited ("Insight") and The Bank of New York Mellon ("BNY Mellon"), regarding the pending change of control of the Adviser (the "Change of Control"), the Fund's investment adviser, resulting from the proposed acquisition of Cutwater's parent entity, Cutwater Holdings, LLC, by BNY Mellon (the "Transaction"), including (i) the Adviser's process and criteria in selecting a new strategic partner, (ii) the Change of Control and the impact of the resulting Change of Control on the services provided by the Adviser or the personnel of the Adviser, (iii) the proposed management structure of the Adviser within BNY Mellon as a whole, (iv) the business prospects and focus of the Adviser along with the respective business prospects and focus of MBIA, the Adviser's current parent company, and BNY Mellon, (v) BNY Mellon's multi-boutique asset management platform (the "BNY Mellon Platform"), and (vi) any litigation, investigation or administrative proceeding involving the Adviser or BNY Mellon which may have a material impact on the Adviser's ability to service the Fund. The Board also reviewed (i) comparative performance and expense data of the Fund relative to other funds in its peer group, (ii) information about the Adviser's profitability and (iii) an overview the Adviser's compliance regime. In addition, the Adviser provided updates, to the extent applicable, to the information provided to the Board at the in-person meeting held on May 14, 2014 at which the continuation of the Fund's current investment advisory agreement (the "Current Agreement") was most recently approved. As part of their review process, the Independent Trustees were represented by independent counsel. Based on the materials received and the information provided and discussed at the meeting, the Board, including the Independent Trustees, unanimously approved the Interim Advisory Agreement and New Advisory Agreement.

Consideration of the Potential Benefits of the Change of Control. In assessing the Adviser's future ability to provide investment advisory services to the Fund, the Board received information regarding the BNY Mellon Platform and the potential benefits it could provide to both the Adviser and the Fund. With approximately $1.6 trillion in assets under management worldwide, BNY Mellon and its affiliates constitute a global leader in investment management and investment services, with significant scale, scope and stability. BNY Mellon's parent company, The Bank of New York Mellon Corporation, has a current market capitalization of approximately $44 billion and had revenue of approximately $15 billion and net income of $2.19 billion in fiscal year ended December 31, 2013. Representatives of the Adviser, BNY Mellon and Insight informed the Board of their belief that the Transaction would be beneficial to the Adviser's ability to provide advisory services to the Fund on a going forward basis as the Adviser would have access to the resources of a global financial institution and the BNY Mellon Platform. Moreover, it is expected that the collaboration between the Adviser and Insight will provide the Adviser, and as a result the Fund, with increased technological and analytical resources in the fixed income markets. The Board was informed that after the Change of Control, it was anticipated that the Adviser would operate within the BNY Mellon Platform as an autonomous affiliated investment advisory firm, working closely with Insight, with a prominent role in BNY Mellon's growing U.S. fixed income asset management business.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 39

BOARD CONSIDERATIONS IN APPROVING THE INTERIM ADVISORY
AGREEMENT AND THE NEW ADVISORY AGREEMENT continued	January 31, 2015

In connection with the Trustees' review of the Interim Advisory Agreement and New Advisory Agreement, the representatives from the Adviser and BNY Mellon emphasized that there will be: (i) no reduction in the nature, quality, or extent of services currently provided to the Fund and its shareholders as a result of the Change of Control, (ii) no material adverse effects on the Adviser's financial condition, (iii) no material changes in personnel or operations of the Adviser, including no change in the portfolio managers of the Fund, and (iv) no increases in the expenses of the Fund. In addition, the Board was informed that terms of the Transaction included provisions whereby MBIA and BNY Mellon had agreed to bear the costs that would otherwise be borne by the Fund associated with the Change of Control, including the costs of this proxy statement and shareholder solicitation to approve the New Advisory Agreement and related legal costs, as well as the costs of complying with Rule 17f-2 under the 1940 Act relating to self-custody of the Fund's assets.

Finally, the Board was informed that MBIA and BNY Mellon have made certain covenants in the Transaction agreement regarding compliance with Section 15(f) of the 1940 Act, which, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the Transaction, involving an assignment of an investment management services agreement as long as two conditions are satisfied.

The first condition requires that no "unfair burden" be imposed on the Fund as a result of the Transaction, or as a result of any express or implied terms, conditions or understandings applicable to the Transaction. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor investment adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Fund or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Fund (other than bona fide ordinary fees for principal underwriting services). No such compensation arrangements are contemplated in the Transaction. MBIA and BNY Mellon have agreed to refrain from imposing or seeking to impose, for a period of two years after the closing of the Transaction, any "unfair burden" on the Fund.

The second condition requires that, during the three-year period immediately following the closing of such transactions, at least 75% of the investment company's board of directors or trustees not be "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the investment adviser or predecessor investment adviser. MBIA and BNY Mellon have agreed to refrain from acting in a manner that would prevent the 75% requirement from being met for the three-year period following the close of the Transaction. In light of the foregoing, the Board concluded that the Transaction was not likely to negatively impact the Adviser's ability to continue to provide advisory services to the Fund under the New Advisory Agreement at least at an equivalent level of quality as those that the Fund receives under the Current Agreement nor did the continued receipt of advisory services under the New Advisory Agreement present foreseeable risks to the Fund or its shareholders as a result of the Transaction.

40 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

BOARD CONSIDERATIONS IN APPROVING THE INTERIM ADVISORY
AGREEMENT AND THE NEW ADVISORY AGREEMENT continued	January 31, 2015

Consideration of the Interim Advisory Agreement and the New Advisory Agreement. In addition to the information provided by the Adviser as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the Interim Advisory Agreement and New Advisory Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, the Trustees determined that the overall arrangements with the Adviser with respect to the Fund, as provided in the Interim Advisory Agreement and New Advisory Agreement, including the proposed investment advisory fees, are fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant. Factors evaluated included: (i) the terms and conditions of the Interim Advisory Agreement and the New Advisory Agreement, including that the contractual fees to be paid by the Fund to the Adviser under the Interim Advisory Agreement and the New Advisory Agreement and the Adviser's contractual fee waiver will remain the same; (ii) the Board's review of the Current Agreement at the in-person meeting on May 14, 2014 as required by the 1940 Act and their determination at that time that (a) the Adviser had the capabilities, resources, and personnel necessary to provide satisfactory investment advisory services to the Fund and (b) the investment advisory fees to be paid to the Adviser, inclusive of the Adviser's contractual fee waiver, represent reasonable compensation to the Adviser in light of the services provided, the costs to the Adviser of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of their reasonable judgment; and (iii) that the operations of the Adviser are not expected to change as a result of the Change of Control. Certain of these considerations are discussed in more detail below.

Among other information, the Adviser provided general information to assist the Independent Trustees in assessing the nature and quality of services provided by the Adviser currently and to be provided following the Change of Control; information comparing the investment performance of the Fund to a peer group of closed-end funds selected by the Adviser and GFD with similar characteristics to the Fund including, but not limited to, investment objectives and strategies, effective duration targets, assets under management and the use of leverage (the "Performance Peer Group"); information comparing the advisory fees and expense ratios of a group of funds selected by the Adviser and GFD with investment objectives and strategies, assets under management and the use of leverage similar to the Fund (the "Expense Peer Group"); information comparing the investment performance and advisory fees of the Fund to other institutional clients of the Adviser with similar investment objectives to the Fund; and information about the Adviser's profitability and the effectiveness of the compliance program adopted by the Adviser. With respect to the nature, extent and quality of the services provided by the Adviser, the Board of Trustees considered the Adviser's and BNY Mellon's responses to various inquiries, including regulatory and legal issues, the Adviser's Form ADV, BNY Mellon's investment adviser affiliates' Forms ADV, financial information regarding the Adviser and BNY Mellon, and the financial support that will continue to be provided to the Fund in the form of a fee waiver. The Board of Trustees also considered the key personnel available to manage the portfolio and received assurances that they would remain the same following the Change of Control. The Board of Trustees also previously received information at its in-person May 14th meeting regarding the Adviser's ability to achieve

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 41

BOARD CONSIDERATIONS IN APPROVING THE INTERIM ADVISORY
AGREEMENT AND THE NEW ADVISORY AGREEMENT continued	January 31, 2015

the Fund's investment objective of providing common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund's assets during periods of interest rate volatility, and noted the Fund's current monthly distribution of $0.065 per share represented an annualized distribution rate of 5.76% based on the Fund's market price as of October 28, 2014 (or a 10.18% taxable equivalent yield for taxpayers in the 39.6% tax bracket and also taking into account the additional 3.8% Medicare surtax).

In considering investment performance, the Board of Trustees reviewed the Fund's performance relative to the Barclays Municipal Bond Index (the "Barclays Mimi Index"), the Barclays 15-Year Municipal Index (the "Barclays 15-Year Muni Index") and the Barclays High Yield Muni Index (the "Barclays HY Muni Index", together with the Barclays Muni Index and the Barclays HY Muni Index, the "Barclays Indices") and the Performance Peer Group. The Board of Trustees reviewed the Fund's total return on a net asset value basis for the one-year, three-year, five-year and since inception periods ended July 31, 2014, as well as the period from August 1, 2014 through October 27, 2014. It was noted that the Fund outperformed (i) the Barclays Indices for the one-year, three-year and five-year period ended July 31, 2014, as well as the period from August 1, 2014 through October 27, 2014 and (ii) the Barclays Muni Index and the Barclays 15-Year Muni Index for the since inception period ended July 31, 2014. The Board of Trustees noted that the Fund performed in-line with the Performance Peer Group for the one-year and five-year periods ended July 31, 2014 and the period from August 1, 2014 through October 27, 2014, noting the Fund ranked fourth of nine for all periods. The Board of Trustees also considered the Fund's performance against the Performance Peer Group for the three-year and since inception periods ended July 31, 2014, noting the Fund ranked seventh of nine, and sixth of nine, respectively. The Board discussed the Fund's performance in light of the Adviser's continued efforts to decrease the Fund's interest rate risk by shortening the duration of the Fund's investments and noted that overall the Fund had performance in-line with a lower risk profile. In addition, the Board of Trustees noted the on-going premium/discount trend was negative and that the Fund, at a 10.80% discount to net asset value, was trading at a deeper discount than the Performance Peer Group average.

The Board of Trustees then considered the Fund's fees and expenses. In reviewing the Fund's advisory fees, the Trustees factored in the administration fee paid to Rydex Fund Services, LLC ("Rydex") and the servicing fee paid to GFD, since those functions are typically included in the management fees of the Expense Peer Group. The Adviser discussed how the Change of Control would not have an impact on the Fund's advisory fees payable to the Adviser. In addition, Rydex and GFD confirmed that the Change of Control would not have an impact on the Fund's administration and servicing fees payable to Rydex and GFD, respectively. The Board of Trustees also reviewed materials previously provided regarding fees charged to other institutional accounts managed by the Adviser, noting that such fees were lower than those charged to the Fund. However, the Adviser confirmed to the Board of Trustees that it did not believe that the fees charged to such institutional accounts could be appropriately compared to those charged to the Fund because the management of such institutional accounts differed significantly from the Fund with respect to factors including size, investment guidelines and restrictions, scope and complexity of permitted investments, required levels of service and the Fund's use of leverage and derivative instruments.

42 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

BOARD CONSIDERATIONS IN APPROVING THE INTERIM ADVISORY
AGREEMENT AND THE NEW ADVISORY AGREEMENT continued	January 31, 2015

Furthermore, the Trustees noted that the Adviser had agreed to continue to waive a portion of the contractual fees payable and to extend that waiver from its current expiration of June 30, 2015 until the end of the initial term of the New Advisory Agreement which is expected to be June 30, 2016. While the gross contractual fees were the second highest in the Expense Peer Group, after giving effect to the contractual waivers, the Trustees noted that the combined advisory, administration and servicing fees were within a reasonable range of the average advisory fee (net of waivers) of the Expense Peer Group. Furthermore, the Board of Trustees noted that the current advisory fee, after giving effect to the fee waiver, ranks as the lowest of the Expense Peer Group at 0.30% and the current combined advisory and servicing/administration fee, after giving effect to the fee waivers, also ranks as the lowest of the Expense Peer Group at 0.53%. The Board of Trustees also considered, however, the Fund's continued total expense ratio of 1.40%, which is higher than the Expense Peer Group average of 1.37%.

With respect to the profits realized by Adviser from its relationship with the Fund, the Board of Trustees reviewed information regarding the revenues the Adviser received under the New Advisory Agreement as well as the direct and estimated indirect costs Adviser incurred in providing the services to the Fund. The Trustees noted that Adviser was earning a reasonable profit from its relationship with the Fund.

With respect to potential economies of scale, the Trustees noted that, as a closed-end fund, the Fund was not expected to materially increase in size. Therefore, the Board of Trustees did not consider economies of scale as a principal factor in assessing the fee payable under the New Advisory Agreement.

Overall Conclusions. Based upon all of the information considered and the conclusions reached, the Board of Trustees determined that the terms of the Interim Advisory Agreement and the New Advisory Agreement are fair and reasonable and that the approval of the Interim Advisory Agreement and New Advisory Agreement was in the best interests of the Fund and its shareholders.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 43

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FUND INFORMATION	January 31, 2015

Board of Trustees	Investment Adviser
Randall C. Barnes	Cutwater Investor Services Corp.
Donald C. Cacciapaglia*	Armonk, NY
Clifford D. Corso**
Ronald A. Nyberg	Servicing Agent
Ronald E. Toupin, Jr.,	Guggenheim Funds Distributors, LLC
Chairperson	Chicago, IL

* Trustee is an “interested person” (as defined	Administrator
in section 2 (a) (19) of the 1040 Act)	Rydex Fund Services, LLC
(“Interested Trustee”) of the Fund because of	Rockville, MD
his position as an officer of the Fund’s
Servicing Agent and certain of its affiliates.	Accounting Agent, Custodian and
Auction Agent
**Trustee is an “interested person” of the Fund	The Bank of New York Mellon
as defined in the Investment Company Act of	New York, NY
1940, as amended, as a result of his position
as an officer of the Fund’s Investment Adviser.	Legal Counsel
Simpson Thacher & Bartlett LLP
Principal Executive Officers	New York, NY
Joanna M. Catalucci
Chief Compliance Officer	Independent Registered Public
Accounting Firm
Clifford D. Corso	Ernst & Young LLP
President and Chief Executive Officer	Chicago, IL

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer and Treasurer

46 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

FUND INFORMATION continued	January 31, 2015

Privacy Principles of Managed Duration Investment Grade Municipal Fund for Shareholders

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us and our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financial and tax forms. Even within Cutwater and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, Cutwater and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our website- www.Cutwater.com.

Questions concerning your shares of Managed Duration Investment Grade Municipal Fund:

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559

This report is sent to shareholders of Managed Duration Investment Grade Municipal Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. A description of the Adviser’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 819-5301.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 819-5301 or by accessing the Fund’s Form N-PX on the US Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/mzf. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common and preferred stock in the open market or in private transactions.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 47

ABOUT THE FUND MANAGER

Cutwater Investor Services Corp.

Cutwater Investor Services Corp. (“Cutwater”), the Fund’s Investment Adviser, is based in Armonk, New York and was created in 1991 to provide fixed-income investment products and services to institutional and retail clients. The firm specializes in the management of fixed-income securities and provides expertise in investment-grade municipal bond investing. Cutwater is an indirect wholly-owned subsidiary of BNY Mellon. Additional information can be found at cutwater.com.

Investment Philosophy

Cutwater Investor Services Corp.’s philosophy is anchored in the conviction that a high quality municipal portfolio diversified among maturities will provide favorable risk-adjusted performance over time and through a variety of market cycles. Cutwater Investor Services Corp. believes that security selection is enhanced by its large and dedicated staff of credit analysts. Each analyst has a thorough understanding of the broad market, but focuses research on a particular segment of the larger market.

Investment Process

Investment strategy, including credit quality, yield curve positioning and duration targets, is set for portfolios at regular strategy meetings with the firm’s chief investment officer, portfolio managers and sector specialists. Credit quality decisions are based on credit bands established for each of the portfolios and the current relative value of securities within each of the credit bands. Duration target decisions are based on duration bands which direct the overall risk profile of portfolios relative to their benchmarks and the consensus outlook on the term structure of interest rates. Duration management is extended to each of the individual market sectors. Using the guidelines established in the strategy meetings, the municipal portfolio managers work closely with research analysts. Cutwater’s rigorous bottom-up process is rooted in fundamental credit analysis and Cutwater’s proprietary research.

Cutwater Investor Services Corp.	Guggenheim Funds Distributors, LLC
113 King Street	227 West Monroe Street
Armonk, NY 10504	Chicago, IL 60606
(03/15)	Member FINRA/SIPC
(03/15)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF - MZF - SAR - 0115

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrant.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable for a semi-annual reporting period.

(b) There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Managed Duration Investment Grade Municipal Fund

By:	/s/Clifford D. Corso

Name:	Clifford D. Corso

Title:	President and Chief Executive Officer

Date:	April 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Clifford D. Corso

Name:	Clifford D. Corso

Title:	President and Chief Executive Officer

Date:	April 2, 2015

By:	/s/John L. Sullivan

Name:	John L. Sullivan

Title:	Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:	April 2, 2015